UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 28, 2021

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

At the Corporation’s 2021 annual meeting of stockholders held on January 28, 2021, James M. Head was duly elected as a director, effective January 28, 2021, to serve until the 2022 annual meeting of the Corporation’s stockholders or until his earlier resignation or removal.  The Board of Directors has determined that Mr. Head is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Corporation's Corporate Governance Guidelines.

Mr. Head, age 55, has been a Partner at BDT & Company, LLC since 2016. Prior to joining BDT, Mr. Head worked at Morgan Stanley for 22 years where he held various executive leadership roles, including Co-Head of the Mergers, Acquisitions and Restructuring Group, Americas from 2013 to 2016; Co-Head of the Financial Institutions M&A Group, Americas from 2008 to 2013; and Managing Director from 2003 to 2016. He began his career at Houlihan Lokey in Los Angeles.  Mr. Head, through his role at BDT, has periodically provided strategic and financial advice to the Board since 2017. Mr. Head holds an M.B.A. degree from the Anderson School of Management at UCLA and a B.S. degree in Finance from Indiana University.

Mr. Head will receive compensation for his service as director in accordance with the Corporation’s Independent Director Compensation Policy as described in the Corporation’s most recent proxy statement, filed with the Securities and Exchange Commission on December 16, 2020.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Head and any director or executive officer of the Corporation. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Head and the Corporation that would be required to be reported.

Ms. P. Kelly Mooney did not stand for re-election at the Corporation’s 2021 annual meeting of stockholders held on January 28, 2021.

Item 9.01   Financial Statement and Exhibits

(d)

Exhibit	Description

99.1	Press release announcing the election of Director of Sally Beauty Holdings, Inc. on January 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 28, 2021	By:	/s/ Christian A. Brickman
Name: Christian A. Brickman
Title: President and Chief Executive Officer